
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 1994
                                                 ----------------


                          WORTHEN BANKING CORPORATION

- - --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



   Arkansas                          1-8525                   71-6066857
   --------                          ------                   ----------
(State or other                 (Commission                   (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)


Worthen Bank Building, 200 West Capitol, Little Rock, Arkansas          72201
- - -----------------------------------------------------------------------------
     (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (501)-378-1521
                                                     --------------


                                 Not Applicable

- - --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

     On October 14, 1994, Worthen Banking Corporation ("Registrant" or "WBC") issued a news release announcing the resignation of Andrew Melton, executive vice president, treasurer and chief financial officer. A copy of the October
14, 1994 news release is attached hereto as Exhibit 99, which is incorporated in this Current Report on Form 8-K by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)  Exhibit Index

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

Exhibit No.              Description                                  Page No.
- - -----------              -----------                                  --------
     99                  News Release dated October 14, 1994.             4



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WORTHEN BANKING CORPORATION
                                   ---------------------------
                                          (Registrant)

Date:  October 26, 1994            /s/  Alan C. King
                                   -----------------------------
                                   Alan C. King,
                                   Senior Vice President
                                   and Chief Accounting Officer



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